Exhibit 99.1

Pixelworks Reports Second Quarter 2011 Financial Results

SAN JOSE, Calif., July 21, 2011 -- Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today announced financial results for the second quarter ended June 30, 2011.
Second Quarter 2011 Highlights:

•	Revenue increased 6.7% sequentially to $15.7 million

•	Achieved positive cash flow from operations

•	New product revenue was up 7.0% sequentially and 67.1% year over year

•	Began sampling new MotionEngine® Video Processor the PA136

•	Introduced the PW878 Next-Generation Digital Projection SoC Device

•	Retired all outstanding convertible debentures and completed equity offering
Second quarter 2011 revenue was $15.7 million, an increase of 6.7% sequentially from $14.7 million in the first quarter of 2011, primarily due to higher sales of new products and a rebound in digital projection. Quarterly revenue decreased 15.9% from $18.7 million in the second quarter of 2010 as the digital projection market emerged from a world-wide inventory correction.
On a GAAP basis, gross profit margin in the second quarter of 2011 was 47.3%, up from 44.7% in the first quarter of 2011 and 46.3% in the second quarter of 2010. Second quarter 2011 GAAP operating expenses were $9.2 million, compared with $9.8 million in the previous quarter and $9.5 million in the second quarter of 2010. The Company recorded GAAP net loss of $2.1 million, or $0.13 per share, in the second quarter of 2011 compared to GAAP net loss of $1.5 million, or $0.11 per share, in the first quarter of 2011 and GAAP net loss of $1.0 million, or $0.08 per share, in the second quarter of 2010. GAAP net loss per share in the second quarter and first quarters of 2011 were calculated using 15.8 million and 13.6 million diluted shares, respectively.
On a non-GAAP basis, second quarter 2011 gross profit margin was 48.3%, up from 45.5% in the first quarter of 2011 and down slightly from 49.0% in the second quarter of 2010, primarily as a result of product mix. Second quarter 2011 operating expenses on a non-GAAP basis were $8.7 million, compared to non-GAAP operating expenses of $9.4 million in the previous quarter and $9.3 million in the second quarter of 2010. On a non-GAAP basis, net loss in the second quarter of 2011 was $1.4 million, or $0.09 per share, compared with non-GAAP net loss of $2.8 million, or $0.20 per share, in the first quarter of 2011 and non-GAAP net loss of $0.4 million, or $0.03 per share, in the second quarter of 2010. Non-GAAP net loss per share in the second quarter and first quarters of 2011 were calculated using 15.8 million and 13.6 million diluted shares, respectively.
“The second quarter marked several important milestones as we completed a multi-year process to improve our balance sheet with the retirement of all outstanding long-term debt and the completion of an equity offering,” said Bruce Walicek, President and CEO of Pixelworks. “Notably, we launched important new products in our projector and advanced TV product lines, which both experienced significant design win traction at top tier customers.”

Business Outlook for the Third Quarter of 2011
The following statements are based on the Company's current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. Please refer to our Safe Harbor Statement, below.
The Company's expectations for the third quarter of 2011 include:

•	Revenue between $17 million to $18 million;

•	Gross profit margin of approximately 46% to 48% on a GAAP basis and 47% to 49% on a non-GAAP basis; and

•	Operating expenses of $9.5 million to $10.5 million on a GAAP basis and $9.0 million to $10.0 million on a non-GAAP basis.
Conference Call Information
Pixelworks will host a conference call today at 2:00 p.m. Pacific Time, which can be accessed by calling 866-783-2146 and using passcode 95313774. A Web broadcast of the call can be accessed by visiting the Company's investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for 30 days. A replay of the conference call will also be available through Thursday, July 28, 2011, and can be accessed by calling 888-286-8010 and using passcode 96682321.
About Pixelworks, Inc.
Pixelworks, headquartered in San Jose, California, is an innovative designer, developer and marketer of video and pixel processing technology, semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.
For more information, please visit the Company's Web site at www.pixelworks.com.
Note: Pixelworks and the Pixelworks logo are registered trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.
Non-GAAP Financial Measures
This press release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share which exclude restructuring charges, amortization of acquired developed technology, stock-based compensation expense, gain on sale of patents, gain on the sale of marketable securities and additional amortization of a non-cancelable prepaid royalty, all of which are required under GAAP. The press release also reconciles GAAP net income (loss) and adjusted EBITDA which Pixelworks defines as GAAP net income before interest expense and other, net, income tax provision, depreciation and amortization, as well as the specific items listed above. The Company believes these non-GAAP measures provide a meaningful perspective on the Company's core operating results and underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company's website.
Safe Harbor Statement
This release contains statements, including, without limitation, the statements in Bruce Walicek's quote and the "Business Outlook for 2011 Third Quarter" section above, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including any projections of revenue or other financial items or any statements regarding the plans and objectives of management for future operations. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: our ability to deliver new products in a timely fashion; our new product yield rates; changes in estimated product costs;

product mix; supply of products from third-party foundries; failure or difficulty in achieving design wins; timely customer transition to new product designs; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; the success of our products in expanded markets; current global economic challenges; levels of inventory at distributors and customers; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; our efforts to achieve profitability from operations; insufficient, excess or obsolete inventory and variations in inventory valuation; the outcome of any litigation related to our intellectual property rights; and our lower cash position as a result of our debt repurchases. More information regarding potential factors that could affect the Company's financial results and could cause actual results to differ materially is included from time to time in the Company's Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings.
The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.
- Financial Tables Follow -

PIXELWORKS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Revenue, net	$15,690	$14,700	$18,665	$30,390	$37,357
Cost of revenue (1)	8,271	8,128	10,018	16,399	20,054
Gross profit	7,419	6,572	8,647	13,991	17,303
Operating expenses:
Research and development (2)	5,554	5,995	5,553	11,549	10,893
Selling, general and administrative (3)	3,657	3,834	3,957	7,491	7,750
Restructuring	—	—	—	—	94
Total operating expenses	9,211	9,829	9,510	19,040	18,737
Loss from operations	(1,792)	(3,257)	(863)	(5,049)	(1,434)
Interest expense and other, net	(140)	(166)	(123)	(306)	(251)
Gain on sale of patents	—	1,600	—	1,600	—
Gain on sale of marketable securities	—	264	344	264	344
Total other income (expense), net	(140)	1,698	221	1,558	93
Loss before income taxes	(1,932)	(1,559)	(642)	(3,491)	(1,341)
Provision (benefit) for income taxes	126	(91)	373	35	(4,928)
Net income (loss)	$(2,058)	$(1,468)	$(1,015)	$(3,526)	$3,587
Net income (loss) per share:
Basic	$(0.13)	$(0.11)	$(0.08)	$(0.24)	$0.27
Diluted	$(0.13)	$(0.11)	$(0.08)	$(0.24)	$0.25
Weighted average shares outstanding:
Basic	15,839	13,569	13,420	14,710	13,392
Diluted	15,839	13,569	13,420	14,710	14,273
——————
(1) Includes:
Additional amortization of non-cancelable prepaid royalty	$132	$86	$3	$218	$5
Stock-based compensation	32	27	14	59	24
Amortization of acquired developed technology	—	—	477	—	1,050
(2) Includes stock-based compensation	209	201	93	410	189
(3) Includes stock-based compensation	264	247	158	511	275

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands, except per share data) (Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Reconciliation of GAAP gross profit and non-GAAP gross profit
GAAP gross profit	$7,419	$6,572	$8,647	$13,991	$17,303
Additional amortization of non-cancelable prepaid royalty	132	86	3	218	5
Stock-based compensation	32	27	14	59	24
Amortization of acquired developed technology	—	—	477	—	1,050
Total reconciling items included in cost of revenue	164	113	494	277	1,079
Non-GAAP gross profit	$7,583	$6,685	$9,141	$14,268	$18,382
Non-GAAP gross profit margin	48.3%	45.5%	49.0%	46.9%	49.2%
Reconciliation of GAAP and non-GAAP operating expenses
GAAP operating expenses	$9,211	$9,829	$9,510	$19,040	$18,737
Reconciling item included in research and development:
Stock-based compensation	209	201	93	410	189
Reconciling item included in selling, general and administrative:
Stock-based compensation	264	247	158	511	275
Restructuring	—	—	—	—	94
Total reconciling items included in operating expenses	473	448	251	921	558
Non-GAAP operating expenses	$8,738	$9,381	$9,259	$18,119	$18,179
Reconciliation of GAAP and non-GAAP net income (loss)
GAAP net income (loss)	$(2,058)	$(1,468)	$(1,015)	$(3,526)	$3,587
Reconciling items included in cost of revenue	164	113	494	277	1,079
Reconciling items included in operating expenses	473	448	251	921	558
Gain on sale of patents	—	(1,600)	—	(1,600)	—
Gain on sale of marketable securities	—	(264)	(344)	(264)	(344)
Tax effect of non-GAAP adjustments	(5)	(4)	176	(9)	(82)
Non-GAAP net income (loss)	$(1,426)	$(2,775)	$(438)	$(4,201)	$4,798
Non-GAAP net income (loss) per share:
Basic	$(0.09)	$(0.20)	$(0.03)	$(0.29)	$0.36
Diluted	$(0.09)	$(0.20)	$(0.03)	$(0.29)	$0.34
Non-GAAP weighted average shares outstanding:
Basic	15,839	13,569	13,420	14,710	13,392
Diluted	15,839	13,569	13,420	14,710	14,273

* Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of gain on the sale of patents, gain on the sale of marketable securities, restructuring charges, amortization of acquired developed technology, stock-based compensation expense and additional amortization of a non-cancelable prepaid royalty. Pixelworks' management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks' results of operations by allowing investors to better evaluate underlying cash flow dynamics. Pixelworks' management also uses each of these non-GAAP measures internally to better evaluate underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands, except per share data) (Unaudited)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Reconciliation of GAAP net income (loss) and non-GAAP EBITDA
GAAP net income (loss)	$(2,058)	$(1,468)	$(1,015)	$(3,526)	$3,587
Stock-based compensation	505	475	265	980	488
Additional amortization of non-cancelable prepaid royalty	132	86	3	218	5
Gain on sale of patents	—	(1,600)	—	(1,600)	—
Gain on sale of marketable securities	—	(264)	(344)	(264)	(344)
Amortization of acquired developed technology	—	—	477	—	1,050
Restructuring	—	—	—	—	94
Tax effect of non-GAAP adjustments	(5)	(4)	176	(9)	(82)
Non-GAAP net income (loss)	$(1,426)	$(2,775)	$(438)	$(4,201)	$4,798
EBITDA adjustments:
Depreciation and amortization	$1,256	$1,254	$1,080	$2,510	$2,194
Interest expense and other, net	140	166	123	306	251
Provision (benefit) for income taxes	131	(87)	197	44	(4,846)
Adjusted EBITDA	$101	$(1,442)	$962	$(1,341)	$2,397

* Adjusted EBITDA differs from GAAP net income (loss) per share due to the exclusion of gain on the sale of patents, gain on the sale of marketable securities, restructuring charges, amortization of acquired developed technology, stock-based compensation expense, additional amortization of a non-cancelable prepaid royalty, interest expense and other, net, income tax provision, depreciation and amortization. Pixelworks' management believes the presentation of non-GAAP EBITDA provides useful information to investors regarding Pixelworks' results of operations by allowing investors to better evaluate underlying cash flow dynamics and core operating results and are used by Pixelworks' management for these purposes. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	June 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$16,818	$16,872
Short-term marketable securities	—	12,366
Accounts receivable, net	4,653	4,487
Inventories, net	4,745	4,858
Prepaid expenses and other current assets	2,359	2,337
Total current assets	28,575	40,920
Long-term marketable securities	—	603
Property and equipment, net	7,887	5,830
Other assets, net	3,725	5,061
Total assets	$40,187	$52,414
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,288	$4,804
Accrued liabilities and current portion of long-term liabilities	8,983	8,983
Current portion of income taxes payable	168	282
Short-term line of credit	—	3,000
Debentures currently payable	—	15,779
Total current liabilities	14,439	32,848
Long-term liabilities, net of current portion	2,788	2,061
Income taxes payable, net of current portion	3,297	3,574
Total liabilities	20,524	38,483
Shareholders’ equity	19,663	13,931
Total liabilities and shareholders’ equity	$40,187	$52,414

Contacts:
Investor Contact
Shelton Group
Brett L Perry, Director of IR
P: +1-972-239-5119 ext 159
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
Steven Moore
P: +1-408-200-9221
E: smoore@pixelworks.com